INVENTORIES	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
INVENTORIES	INVENTORIES
Inventories consist primarily of raw materials and packaging (which include ingredients and supplies) and finished goods (which include concentrates and syrups in our concentrate operations and finished beverages in our finished product operations). Inventories are valued at the lower of cost or net realizable value. We determine cost on the basis of the average cost or first-in, first-out methods. Inventories consisted of the following (in millions):

December 31,	2018	2017
Raw materials and packaging	$2,025	$1,893
Finished goods	773	775
Other	273	286
Total inventories	$3,071	$2,954